THE GREATER CHINA FUND, INC.
================================================================================

REPORT OF THE INVESTMENT MANAGER

PERFORMANCE
The Greater China Fund's (the "Fund") net asset value depreciated $5.45 during the six months ended June 30, 1998, decreasing from $13.46 to $8.01. In addition, a dividend of $0.92 was declared on May 18, 1998 and paid on June 12, 1998.


CHINA

MARKET REVIEW
During the six month period under review, share prices of China stocks including "B", "H" and Red Chips (broadly defined as Hong Kong listed companies with mainland Chinese parents) declined sharply. The MSCI China Index decreased 36%. Investment sentiment was weak on the back of the continued financial crisis in the region. Concerns over the domestic economy and speculation on the devaluation of the Chinese Renminbi ("RMB") also fueled the sell-off. Corporate earnings were generally weak, excluding Red Chips and new listings. However, Red Chips experienced their premium rating evaporate as asset injections slowed and a reshuffling at the central government created uncertainties.

The expansion of the market has slowed significantly for both "B" and "H" shares. This can be partly attributed to the lack of foreign demand for equities in Asia as a whole, and partly due to buoyant domestic "A" share markets. The Shanghai "A" Share Index rose 13% during the six month period and attracted many domestic companies for listing offering less stringent regulatory control, solid demand and higher valuations.

PROSPECTS
In China, the outlook remains that of sluggish growth. The economy is experiencing slowdowns in both export and consumption growth. Although, reform-oriented government policies were publicized subsequent to the March 1998 National People's Congress whereby housing and investment spending will be stimulated to compensate for the slowdown. The impact of these policies may not be seen until late this year. The end result is expected to be a year of slow progress in the overall economy but large divergence in sector performance.

There were heightened concerns regarding the question of an RMB devaluation as the Japanese Yen weakened and China's export growth decelerated. However, looking into the breakdown of China's exports, it appears that the slowdown came largely from sluggish demand in Asian countries, particularly Japan and Korea. These demand-side problems cannot be solved simply by an RMB devaluation. Meanwhile, repeated commitments from China's leaders indicated the significance of political considerations in maintaining a stable exchange rate in the near-term.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================

REPORT OF THE INVESTMENT MANAGER
continued


HONG KONG

MARKET REVIEW
During the six month period under review, the Hong Kong stock market extended its losses. The blue-chip Hang Seng Index fell 15.1%. The market followed closely the rise-and-fall in the Asian markets. A panic in early January was followed by a sharp recovery in February that later fizzled. Continued deterioration of the economic environment in the region, as evidenced by riots in Indonesia and the weakening Japanese Yen, did not provide support. The sharp decline in asset prices in Hong Kong and the slowdown of domestic consumption also caused concerns regarding the health of financial systems and corporations. As a result, the market drifted lower from March to June.

In terms of sectors, utility counters that are defensive in nature outperformed the market. Banks led by HSBC Holdings, which has a diversified earnings base around the world, also performed well. Property companies and conglomerates experienced the hardest hit with declining asset prices and slowing trading activities.

PROSPECTS
The outlook for the Hong Kong stock market remains uncertain. As the most open economy in Asia, Hong Kong is vulnerable to further deterioration of economic conditions in the region. A market recovery should not be expected without the regional markets stabilizing. In addition, there is risk of a downward spiral in domestic asset prices as interest rates remain high. However, valuation of the market is on the low-end of its historic trading range and appears attractive at current levels.

The Hong Kong economy is adjusting around the peg exchange rate quickly. Gross domestic product growth during the first quarter of 1998 was disappointing at -2%, the first negative figure in fourteen years. The fall in domestic consumption was the key reason behind this, as the negative wealth effect from falling property and stock prices dampened consumer confidence. There was also a severe credit crunch experienced by local corporates, with the withdrawal of Japanese and European banks from the credit market and local banks aggressively bidding deposits to maintain a high level of liquidity. The adjustment is expected to continue until a balance of payments surplus is reached and consequently, liquidity is achieved.

In the residential property market, aggressive price discounting by the major developers has exacerbated both the magnitude and pace of the property price fall. The positive sign is that the underlying demand appears to be strong as evidenced by the overwhelming response to a number of project pre-sales. The government has also adopted a more flexible approach towards its long-term housing supply target. This should help stabilize the residential property market where prices have fallen approximately 40-45%. On the other hand, the commercial property market is still undergoing consolidation and the prospects are not positive in light of continuing economic contraction and upcoming substantial increases in supply.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================

REPORT OF THE INVESTMENT MANAGER
continued


CONCLUSION

The crisis in Asia has worsened during the first half of this year. Hong Kong, as the most open economy in Asia, continues to be vulnerable to deteriorating economic conditions in Asia and its domestic economy is still undergoing a downward adjustment. In China, the policymakers' decision to uphold the RMB exchange rate at the time when demand in Asia is weakening places the burden of growth stimulation on domestic consumption and investment demand. The net effect is likely to be sluggish growth in China for 1998 as deflationary pressure remains. Corporate earnings will remain weak as earnings acceleration is not expected to arrive near-term.

The near-term investment approach of the Fund will continue to be cautious and selective in view of the current economic conditions. However, the March 1998 National People's Congress confirmed the continuation of a reform-oriented government. Reforms of the government, banks, housing policy and state-owned enterprises remain a commitment from the central government. President Clinton's recent trip to China strengthened China's ties and openness to foreign trade and investment. The reforms and continued opening of China augur well for the long-term case of sustainable growth and the improved quality of corporate earnings.


BARING INTERNATIONAL INVESTMENT (FAR EAST) LIMITED
Hong Kong


July 15, 1998

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


PORTFOLIO OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                            Value
     Shares   Description                                 (Note 1)
     ------   -----------                             -----------

              EQUITIES -- 98.0%

              CHINA -- 38.5%

              BUILDING MATERIALS -- 1.1%
  7,882,000   Anhui Conch Cement                      $ 1,098,678
                                                     ------------
              CONSUMPTION -- 0.6%
  5,152,000   Guangzhou Pharmaceutical "H"*               598,451
                                                     ------------
              INFRASTRUCTURE -- 1.6%
  9,672,000   Zhejiang Expressway "H"                   1,622,819
                                                     ------------
              MANUFACTURING -- 15.3%
  3,674,618   China International Marine
                Containers "B"                          1,897,067
 10,196,000   First Tractor "H"+                        2,664,804
  3,175,000   Guangdong Kelon Electronic
                Holdings "H"                            2,561,145
 19,800,000   Harbin Power Equipment "H"                1,788,849
  8,430,000   Qingling Motor  "H"+                      2,339,249
  3,770,000   Wafangdian Bearing "B"*                     973,154
  2,687,199   Weifu Fuel Injection "B"                    932,959
  6,214,000   Zhenhai Refining & Chemical "H"+            802,013
  3,937,000   Zhenhua Port Machinery "B"                1,464,564
                                                     ------------
                                                       15,423,804
                                                     ------------
              SERVICES -- 2.6%
  4,013,160   Shanghai Dazhong Taxi "B"*                2,191,185
  4,300,000   Shanghai Haixin Shipping "H"*+              488,384
                                                     ------------
                                                        2,679,569
                                                     ------------
              UTILITIES -- 12.2%
 10,608,000   Beijing Datang Power "H"                  2,977,852
  1,296,000   Huaneng Power International "H"*+           430,718
    388,800   Huaneng Power International
                ADR "N"*+                               5,224,500
 13,000,000   Zhejiang Southeast Electric "B"           3,640,000
                                                     ------------
                                                       12,273,070
                                                     ------------



                                                            Value
     Shares   Description                                 (Note 1)
     ------   -----------                             -----------

              MISCELLANEOUS -- 5.1%
 25,980,000   Anhui Expressway "H"                    $ 2,615,436
  4,037,300   Inner Mongolia Yitai "B"                 1,130,444
  7,322,000   Yanzhou Coal Mining "H "*                 1,398,627
                                                     ------------
                                                        5,144,507
                                                     ------------
              Total China                              38,840,898
                                                     ------------

              HONG KONG -- 59.5%

              BANKING -- 0.3%
    500,000   Union Bank of Hong Kong                     316,211
                                                     ------------
              CONGLOMERATES -- 18.2%
    988,000   Beijing Enterprises+                      1,491,946
  5,550,000   China Resources Enterprise+               5,730,511
  2,112,000   Hutchison Whampoa                        11,121,528
                                                     ------------
                                                       18,343,985
                                                     ------------
              CONSUMPTION -- 3.9%
    740,000   Guangnan Holdings+                          248,322
  5,404,000   NG Fung Hong+                             3,731,466
                                                     ------------
                                                        3,979,788
                                                     ------------
              INFRASTRUCTURE -- 10.5%
  2,013,000   Cheung Kong Infrastructure
                Holdings                                3,806,202
  2,628,000   Cosco Pacific+                              932,757
  5,048,574   New World Infrastructure*+                5,831,794
                                                     ------------
                                                       10,570,753
                                                     ------------
              REAL ESTATE DEVELOPMENT-- 6.2%
    386,000   Cheung Kong Holdings                      1,903,098
 12,000,000   Far East Hotels & Entertainment           1,827,568
    973,000   New World Development                     1,883,712
  7,910,000   Sun Hung Kai Properties                     602,336
                                                     ------------
                                                        6,216,714
                                                     ------------

=================================================================

THE GREATER CHINA FUND, INC.
================================================================================

                                                            Value
     Shares   Description                                 (Note 1)
     ------   -----------                             -----------

              HONG KONG -- (continued)

              SERVICES -- 11.4%
  5,681,000   China Telecom*+                        $  9,898,490
    649,000   Smartone Telecom Holdings                 1,583,131
                                                     ------------
                                                       11,481,621
                                                     ------------
              TRADING -- 5.9%
  1,517,000   Shanghai Industrial Holdings+             3,573,212
  2,798,000   Tianjin Development Holdings*             2,383,428
                                                     ------------
                                                        5,956,640
                                                     ------------
              MISCELLANEOUS -- 3.1%
  5,044,000   China Merchants Holdings
                International+                          3,076,007
                                                     ------------
              Total Hong Kong                          59,941,719
                                                     ------------
              Total Equities
                (cost $162,204,133)                    98,782,617
                                                     ------------


                                                            Value
     Shares   Description                                 (Note 1)
     ------   -----------                             -----------

              TIME DEPOSITS -- 1.5%
   US$   89   Brown Brothers Harriman & Co.,
                Grand Cayman, 4.50%++                $     89,000
      1,500   First Nations Bank Chicago,
                Grand Cayman, 4.50%++                   1,500,000
                                                     ------------
              Total Time Deposits
                (cost $1,589,000)                       1,589,000
                                                     ------------
              TOTAL INVESTMENTS -- 99.5%
                (cost $163,793,133)                   100,371,617
              Other assets less
                liabilities -- 0.5%                       470,934
                                                     ------------
              NET ASSETS -- 100.0%                   $100,842,551
                                                     ============
----------

 * Non-income producing security.

 + Security, or a portion thereof, was on loan at June 30, 1998.
++ Variable rate account -- rate resets on a monthly basis;
   amount available upon 48 hours' notice.

ADR-American Depositary Receipt

See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND,  INC.
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

ASSETS
Investments, at value (cost $163,793,133)                          $100,371,617
Investments of collateral received for securities on loan,
 at value (cost $39,755,194)                                         39,755,194
Cash (including Hong Kong dollars with a cost of $48,968
 and value of $48,947)                                                   94,527
Dividends and interest receivable                                       715,165
Prepaid expenses                                                         22,270
                                                                   ------------
    Total assets                                                    140,958,773
                                                                   ------------
LIABILITIES
Collateral for securities on loan                                    39,755,194
Investment management fee payable                                       112,378
Administration fee payable                                               19,213
Accrued expenses                                                        229,437
                                                                   ------------
    Total liabilities                                                40,116,222
                                                                   ------------
NET ASSETS                                                         $100,842,551
                                                                   ============

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value; 12,593,049 shares issued
 and outstanding (100,000,000 shares authorized)                   $     12,593
Paid-in capital in excess of par                                    170,419,027
Dividends in excess of net investment income                         (1,472,559)
Accumulated net realized loss on investments                         (4,736,175)
Net unrealized depreciation of investments and other
 assets and liabilities denominated in foreign currency             (63,380,335)
                                                                   ------------
NET ASSETS                                                         $100,842,551
                                                                   ============

Shares Outstanding                                                   12,593,049
                                                                   ------------
NET ASSET VALUE PER SHARE                                                 $8.01
                                                                          =====
See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND,  INC.
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

INVESTMENT INCOME

Dividends                                                       $    1,688,361
Interest                                                               461,985
                                                                --------------
    Total investment income                                          2,150,346
                                                                --------------
EXPENSES
Investment management fees                                             910,055
Administration fees                                                    153,047
Custodian and accounting fees                                          136,140
Directors' fees and expenses                                           126,924
Shareholder reports expense                                             51,241
Legal fees                                                              32,825
Insurance expense                                                       25,787
Audit fees                                                              25,060
New York Stock Exchange listing fee                                     13,900
Transfer agent fees and expenses                                         2,511
Miscellaneous expenses                                                   1,628
                                                                --------------
    Total operating expenses                                         1,479,118
                                                                --------------
Net investment income before excise tax                                671,228
Excise tax                                                             371,019
                                                                --------------
Net investment income                                                  300,209
                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss on:
  Investments                                                       (4,673,911)
  Foreign currency transactions                                        (47,358)
                                                                --------------
                                                                    (4,721,269)
                                                                --------------
Net change in unrealized appreciation/depreciation of:
  Investments                                                      (52,709,633)
  Other assets and liabilities denominated in
   foreign currency                                                     41,143
                                                                --------------
                                                                   (52,668,490)
                                                                --------------
Net realized and unrealized loss on investments
 and foreign currency transactions                                 (57,389,759)
                                                                --------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS             $(57,089,550)
                                                                ==============
See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND,  INC.
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                            For the
                                                         Six Months
                                                              Ended          For the Year
                                                      June 30, 1998                 Ended
                                                        (Unaudited)     December 31, 1997
                                                      -------------     -----------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
Net investment income (loss)                           $    300,209       $ (1,137,719)
Net realized gain (loss) on investments
 and foreign currency transactions                       (4,721,269)        62,468,461
Net change in unrealized appreciation/
 depreciation of investments and
 other assets and liabilities
 denominated in foreign currency                        (52,668,490)       (91,585,732)
                                                       ------------       ------------
Total from investment operations                        (57,089,550)       (30,254,990)
                                                       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS

In excess of net investment income                               --         (1,635,864)
From net realized gain on investments                   (11,585,605)       (43,974,900)
                                                       ------------       ------------
Total dividends and distributions
 to shareholders                                        (11,585,605)       (45,610,764)
                                                       ------------       ------------
Net decrease in net assets                              (68,675,155)       (75,865,754)

NET ASSETS
Beginning of period                                     169,517,706        245,383,460
                                                       ------------       ------------
End of period                                          $100,842,551       $169,517,706
                                                       ============       ============






See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

NOTE 1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of ING Groep NV. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS
All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such investments. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

SECURITY LENDING

The Fund may lend up to 30% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the securities on loan that are foreign securities, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber") who administers the Fund's lending program. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agency fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after the payment of the lending agents' fees paid by the borrowers. For the six months ended June 30, 1998, net earnings to the Fund from investment of cash collateral was $280,421, after deducting the borrowers' rebate of $826,718 and PaineWebber fees of $150,900, $24,688 of which were due at June 30, 1998. At June 30, 1998, the market value of the securities on loan and the cash collateral received with respect to such loans were $36,693,787 and $39,755,194, respectively.

At June 30, 1998, the Funds' investments from cash collateral for securities on loan were as follows:

   Shares
    (000)       Money Market Funds
   ------       ------------------

    4,306       AIM Liquid Asset Portfolio                       $ 4,305,805
    6,585       AIM Prime Portfolio                                6,584,764
       67       Provident Institutional Temporary
                 Investment Fund--Class B                             67,304
       37       Provident Institutional Temporary
                 Investment Fund--Class C                             37,321
                                                                 -----------
                                                                  10,995,194
                                                                 ===========
================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


  Principal
   Amount
    (000)       Discount Notes
  ---------     --------------

   $3,000       Cargill Incorporated                            $ 3,000,000
    4,000       Caterpillar Financial                             4,000,000
    3,000       Falcon Asset Securities                           3,000,000
    3,000       Hoechst Corporation                               3,000,000
    3,000       Merrill Lynch Inc.                                3,000,000
    3,000       Met Life Funding Inc.                             3,000,000
    3,000       Mobil Credit Finance                              3,000,000
    2,810       Preferred Receivables Funding                     2,810,000
    3,950       Rubbermaid Incorporated                           3,950,000
                                                                -----------
                                                                 28,760,000
                                                                -----------
                Total investments from cash collateral
                 for securities on loan                         $39,755,194
                                                                ===========

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par.

On May 18, 1998, the Board of Directors declared an ordinary income and long-term capital gain dividend aggregating $0.92 per share. The dividend was paid on June 12, 1998 to shareholders of record on May 28, 1998.

TAX STATUS
  United States
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================

  China
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau determined that dividends paid on "B" shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of "B" shares and shares of a PRC company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

  Hong Kong
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16.5% for corporations.

  Other Foreign Countries
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

--------------------------------------------------------------------------------

NOTE 2 INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with the Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================

NOTE 3 TRANSACTIONS WITH AFFILIATES

The Investment Manager, not the Fund, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the six months ended June 30 1998, $72,804 was paid or accrued by the Investment Manager to PaineWebber for such services.

--------------------------------------------------------------------------------

NOTE 4 PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized depreciation of $63,421,516 was composed of gross appreciation of $1,583,298 for those securities having an excess of value over cost and gross depreciation of $65,004,814 for those securities having an excess of cost over value.

For the six months ended June 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $17,170,464 and $39,478,553, respectively.

During the year ended December 31, 1997, the Fund utilized $4,829,037 of capital loss carryforwards.

--------------------------------------------------------------------------------

NOTE 5 CAPITAL STOCK

There were no transactions in shares of common stock for the six months ended June 30, 1998 or for the year ended December 31, 1997.

--------------------------------------------------------------------------------

NOTE 6 CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund invests in fixed income securities issued by banks and other corporations, the market values of which may change in response to interest rate changes. The ability of the issuers of such fixed income securities to meet their obligations may be affected by changing business and economic conditions in a specific state, industry or region.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================

NOTE 7 YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Manager has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

--------------------------------------------------------------------------------

NOTE 8 ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on April 22, 1998. Shareholders voted to: 1) re-electEdward Y. Baker, John A. Bult and Jonathan J.K. Taylor as Directors, and, 2) ratify the appointment of PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP) as the Fund's independent accountants for the fiscal year ending December 31, 1998. The resulting vote count for each proposal is indicated below:

                                          For        Withheld Authority
                                       ---------     ------------------
 1. Election of Directors:
    Edward Y. Baker                    8,670,669          134,998
    John A. Bult                       8,676,202          129,465
    Jonathan J.K. Taylor               8,670,604          135,063

In addition to the above re-elected Directors, Mr. Richard B. Bradley, Mr. Richard Graham, Mr. John A. Hawkins,Mr. Don G. Hoff and Mr. Tak Lung Tsim continue to serve as Directors of the Fund.


                                                      For           Against    Withheld Authority
                                                   ---------        -------    ------------------
 2. Ratification of the appointment of
    PricewaterhouseCoopers LLP as the
    Fund's independent accountant                  8,327,778        234,296          243,593


================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:


                                                          For the
                                                       Six Months
                                                            Ended                 For the Year Ended December 31,
                                                    June 30, 1998      -----------------------------------------------------
                                                      (Unaudited)        1997        1996       1995       1994       1993
                                                    -------------      --------    --------   --------   --------   --------
 Net asset value, beginning of period                  $  13.46        $  19.49    $  14.52   $  14.29   $  23.79   $  13.40
                                                       --------        --------    --------   --------   --------   --------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment income (loss)                              0.02           (0.09)       0.10*      0.20       0.12*      0.02
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (4.55)          (2.32)       5.93*      0.29      (8.92)*    11.00
                                                       --------        --------    --------   --------   --------   --------
   Total from investment operations                       (4.53)          (2.41)       6.03       0.49      (8.80)     11.02
                                                       --------        --------    --------   --------   --------   --------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income                                --              --         (0.09)     (0.20)     (0.09)     (0.01)
 In excess of net investment income                        --             (0.13)      (0.03)      --         --          --
 From net realized gain on investments                    (0.92)          (3.49)      --         (0.01)     (0.06)     (0.62)
 In excess of net realized gain on investments             --              --         --         (0.05)      --          --
                                                       --------        --------    --------   --------   --------   --------
   Total dividends and distributions to
    shareholders                                          (0.92)          (3.62)      (0.12)     (0.26)     (0.15)     (0.63)
                                                       --------        --------    --------   --------   --------   --------
 FUND SHARE TRANSACTIONS
 Dilutive effect of rights offering                        --              --         (0.89)      --        (0.46)       --
 Offering costs charged to paid-in capital
  in excess of par                                         --              --         (0.05)      --        (0.09)       --
                                                       --------        --------    --------   --------   --------   --------
   Total Fund share transactions                           --              --         (0.94)      --        (0.55)       --
                                                       --------        --------    --------   --------   --------   --------
 Net asset value, end of period                        $   8.01        $  13.46    $  19.49   $  14.52   $  14.29   $  23.79
                                                       ========        ========    ========   ========   ========   ========
 Market value, end of period                           $   6.69        $  10.88    $  15.63   $  14.13   $  12.13   $  26.75
                                                       ========        ========    ========   ========   ========   ========
 TOTAL INVESTMENT RETURN**+                            (30.51)%         (7.29)%      15.53%     18.48%   (52.01)%    122.01%
                                                       ========        ========    ========   ========   ========   ========
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)               $100,843        $169,518    $245,383   $139,246   $136,994   $160,783
 Ratio of expenses to average net assets                 2.54%#++         1.88%       2.07%      2.36%      2.08%      2.22%
 Ratio of net investment income (loss) to
  average net assets                                     0.41%#          (0.41)%      0.65%      1.39%      0.63%      0.11%
 Portfolio turnover                                        12%              82%         37%        32%        22%        31%


----------

 *   Based on average shares outstanding.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

+ Total investment return for a period of less than one year is not annualized.

#    Annualized.

++ The ratio of expenses to average net assets excluding excise taxes was 2.03% (annualized).

================================================================================

================================================================================


DIRECTORS
Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Don G. Hoff
Jonathan J.K. Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, President
Peter Cairns, Secretary
Henry Ho, Vice President
Julian F. Sluyters, Vice President
C. William Maher, Treasurer & Assistant Secretary

INVESTMENT MANAGER
Baring International Investment (Far East) Limited
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc.for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

     The Greater China Fund, Inc.
     1285 Avenue of the Americas
     New York, New York 10019
     For information call (212) 713-2848

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.


THE GREATER CHINA
FUND, INC.
==============================
SEMI-ANNUAL REPORT
JUNE 30, 1998



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